                                                                   EXHIBIT 10.18
                                SECRETED PROTEIN
                    DEVELOPMENT AND COLLABORATION AGREEMENT

        THIS SECRETED PROTEIN DEVELOPMENT AND COLLABORATION AGREEMENT (this "Agreement") is entered into and made on October 9, 2001 (the "Effective Date") by and between DELTAGEN, INC. ("DELTAGEN"), a corporation organized and existing under the laws of the state of Delaware and having a principal place of business at 1003 Hamilton Avenue, Menlo Park, California 94025 and HYSEQ, INC. ("HYSEQ") a corporation incorporated and existing under the laws of the state of Nevada having a principal place of business at 670 Almanor Avenue, Sunnyvale, California 94085-3513. DELTAGEN and HYSEQ are both referred to herein as "Parties" or each individually, as a "Party."

                                    RECITALS

        WHEREAS, HYSEQ is in the business of applying its proprietary genomics platform and utilizing its proprietary sequencing-by-hybridization technology to find and develop biopharmaceuticals products and has discovered and identified genes encoding for secreted proteins that may have potential as therapeutic proteins; and

        WHEREAS, DELTAGEN possesses certain knowledge and experience in the design, generation, and phenotypic analysis of transgenic animals, including knock-out mice and has technologies useful in determining the in vivo function of mammalian genes; and

        WHEREAS, HYSEQ and DELTAGEN each desire, on the terms and conditions contained herein, to collaborate on the discovery, research, development and commercialization of biopharmaceutical products through the analysis and study of human gene sequences provided by HYSEQ; and

        WHEREAS, in connection with this collaboration, HYSEQ will contribute, in accordance with the terms and conditions of this Agreement, human gene sequences and a corresponding murine ortholog sequence sufficient for the Steering Committee to designate [***] Project Genes to the collaboration and will grant licenses covering such genes and related technology and derivatives thereof; and

        WHEREAS, DELTAGEN will, in accordance with the terms and conditions of this Agreement, create ES cell lines and generate knock-out mice based on [***] Project Genes and



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

their orthologous murine gene sequences, as identified by HYSEQ, and DELTAGEN will study and analyze such knock-out mice to identify secreted proteins for further development and commercialization by the Parties; and

        WHEREAS, the Parties shall undertake research and development programs as determined by the Parties on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

        1.1 "ADDITIONAL TESTS" shall have the meaning set forth in Section
5.4.1.

        1.2 "AFFILIATE" means at the time of determination any Person which directly or indirectly is controlled by, controls or is under common control with any Party hereto. "Control" shall in this context mean ownership of greater than fifty percent (50%) of the voting stock or other interests in the Person in question. In any country of the Territory in which local law prohibits the ownership by DELTAGEN or HYSEQ of greater than fifty percent (50%) of the voting stock or other interests of an entity, the entity shall be deemed an Affiliate of DELTAGEN or HYSEQ, as applicable, if DELTAGEN or HYSEQ owns the maximum percentage permitted by law, as long as such maximum percentage is at least thirty percent (30%).

        1.3 "AGENCY" means any governmental regulatory authority responsible for granting approvals for the sale of a product.

        1.4 "DELTABASE" means DELTAGEN's functional genomics database and software.

        1.5 "DELTAGEN KNOCK-OUT TECHNOLOGY" means all Technical Information that is owned or controlled by DELTAGEN as of the Effective Date or developed solely by DELTAGEN during the Term of this Agreement relating to any methods of making, generating, producing, creating, breeding and/or analyzing transgenic animals, including Knockout Mice, or libraries, clones, plasmids, constructs and vectors used in such methods (including ES cell lines and frozen sperm).



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        1.6 "DERIVATIVE PROTEIN" means (i) any fragment of a Secreted Protein, or (ii) any altered form of a Secreted Protein or a fragment thereof, including amino acid substitutions, additions, deletions, and C- and N-terminal fusions.

        1.7 "DERIVED" OR "DERIVED" means obtained, developed, created, tested, identified, discovered, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part), and anything so derived shall be referred to herein as "derivatives."

        1.8 "DEVELOPMENT PROGRAM" shall have the meaning set forth in Section
3.1.

        1.9 "FIRST PASS PHENOTYPIC ANALYSIS" means the tests, observations, and analyses listed on Exhibit A.

        1.10 "FTE" means the equivalent of one person with at least a bachelor's degree providing scientific, pre-clinical, clinical trial, or regulatory work on a full-time basis (i.e., no less than a total of [***] hours per calendar year, prorated in the case of a partial calendar year). Any FTE charge for the FTEs dedicated to the applicable matter shall be the number of hours each FTE of a Party directly spent on the applicable matter billed at a rate equal to the cost incurred by such Party for such FTE, but not exceeding [***] per calendar year, which rate includes salary and benefits.

        1.11 "HYSEQ KNOW-HOW" means any and all Technical Information that is solely owned or controlled by HYSEQ as of the Effective Date or developed solely by HYSEQ during the Term of this Agreement that relates to any Proposed Gene or any Project Gene, as applicable, or any mutation, fragment, allelic variant, analog, homolog or ortholog of any Proposed Gene or Project Gene, as applicable, and/or any expression products and/or derivatives thereof.

        1.12 "HYSEQ PATENTS" means all Patents in any country in the Territory that are solely owned or controlled by HYSEQ as of the Effective Date or developed solely by HYSEQ during the Term that relate to any Proposed Gene or any Project Gene, as applicable, or any mutation, fragment, allelic variant, analog, homolog or ortholog of any Proposed Gene or any Project Gene, as applicable, and/or any expression products and/or derivatives thereof,


        1.13 "INITIAL MURINE GENE ANALYSIS" means the conduct of studies and analysis to



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

identify a murine gene sequence orthologous to a Submitted Gene through HYSEQ'S standard resources.

        1.14 "JOINT PROJECT INTELLECTUAL PROPERTY, DELTAGEN PROJECT INTELLECTUAL PROPERTY AND HYSEQ PROJECT INTELLECTUAL PROPERTY" (collectively, "Project Intellectual Property") shall have the meanings set forth in Section 10.1.1.

        1.15 "JOINT PROJECT PATENTS, DELTAGEN PROJECT PATENTS AND HYSEQ PROJECT PATENTS" (collectively, "Project Patents") shall have the meanings set forth in
Section 10.1.1.

        1.16 "LOSS" has the meaning set forth in Section 8.1.

        1.17 "PATENT(s)" means any patent, provisional or patent application, and all additions, divisions, continuations, continuations-in-part, substitutions, reissues, extensions, registrations, supplementary protection certificates and renewals of any of the foregoing.

        1.18 "PAYMENT ONE," "PAYMENT TWO," PAYMENT THREE" AND "TOTAL PAYMENT" shall have the meanings set forth in Section 5.1.

        1.19 "PERSON" means a person, corporation, partnership, limited liability company or any other entity.

        1.20 "CONFLICTING PIPELINE" means a gene or gene sequence that, as of the date submitted by HYSEQ to DELTAGEN Section 4.1.1 of this Agreement, has been designated for research and development by DELTAGEN for a Third Party.

        1.21 "PROJECT" means the activities of the Parties under the Development Program with respect to a single Project Gene and/or its orthologous Project Murine Gene (and with respect to any Project Knock-Out Mice, Secreted Proteins, Derivative Proteins, Secreted Protein Candidates and Products derived therefrom), as set forth in the Work Plan in accordance with this Agreement, or as directed by the Steering Committee.

        1.22 "PROJECT KNOCK-OUT MOUSE" OR "PROJECT KNOCK-OUT MICE" means any mouse or mice in which DELTAGEN has, pursuant to this Agreement, interrupted, disrupted, or deleted a specific gene or portion thereof, orthologous to a Project Gene, to inactivate the function of



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such gene in such mouse or mice.

        1.23 "PRODUCT" means any product that contains as an active ingredient
(i) a Secreted Protein Candidate (or portion thereof), or (ii) an agonist or antagonist (including, without limitation, anti-sense, antibodies and small molecules) of a Secreted Protein Candidate.

        1.24 "PROJECT GENE" means a Proposed Gene that has been designated by the Steering Committee as a "project gene" pursuant to Section 4.2.

        1.25 "PROJECT MURINE GENE" means a murine gene sequence that the Steering Committee has designated as the orthologous murine gene for the human Igene sequence of a Project Gene.

        1.26 "PROPOSED GENE" means a gene sequence (i) submitted to the Steering Committee for consideration for inclusion under the Development Program as a "project gene" as set forth in Section 4.1; (ii) which is believed to encode a Secreted Protein; (iii) for which a patent application has been filed by HYSEQ regarding the human gene sequence and the Secreted Protein believed to be produced by such human gene sequence; and (iv) its corresponding Project Murine Gene.

        1.27 "PROTEIN" means a high molecular weight (i.e., weighing more than one thousand (1000) daltons), polymer compound composed of a variety of amino acids joined by peptide linkages, including allelic variants thereof and post-translationally modified variants thereof (i.e., glycosylated proteins).

        1.28 "REJECTED PROPOSED GENE" has the meaning set forth in Section 4.3.

        1.29 "REJECTED PROJECT GENE" has the meaning set forth in Section 5.5.3.

        1.30 "REJECTED SUBMITTED GENE" has the meaning set forth in Section 4.1.2(b).

        1.31 "RESTRICTION TERM" means the period of time a Rejected Project Gene is subject to the restrictions set forth in Section 5.5.3. Unless a different time period is voted on and approved by a majority of the Steering Committee for a particular Rejected Project Gene, the Restriction Term for such Rejected Project Gene shall be [***] from the date it becomes a Rejected Project Gene under this Agreement.



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        1.32 "SECRETED PROTEIN" means a Protein or Protein fragment released from a cell.

        1.33 "SECRETED PROTEIN CANDIDATE" means a Secreted Protein which the Parties through the Steering Committee have designated as a "secreted protein candidate" pursuant to Section 5.5.1 and any and all Derivative Proteins thereof.

        1.34 "SUBMITTED GENE" means a human gene coding sequence (i) submitted to DELTAGEN by HYSEQ for consideration for inclusion as a "proposed gene" as set forth in Section 4.1.1; (ii) which is believed to encode a Secreted Protein; and
(iii) for which a patent application has been filed by HYSEQ regarding the human gene sequence and the Secreted Protein] believed to be produced by such human gene sequence.

        1.35 "TECHNICAL INFORMATION" means all technology, know-how, copyrights, trade secrets, software, techniques, data, technical information and all other intellectual property and other proprietary information, including all inventions (whether or not patentable), improvements and developments, practices, applications, protocols, concepts, biological materials (including nucleic acid sequences, RNA, DNA, organisms, proteins, polypeptides, plasmids and vectors), processes, methods (including methods of use or treatment for human or murine secreted proteins), pre-clinical, clinical and regulatory data and information, clinical and regulatory strategies, test data, analytical and quality control data, reports, manufacturing information, patent data or descriptions, development information, drawings, specifications, designs (whether or not registerable), plans, proposals and technical data and manuals, documents, rights in databases, computer data and source code.

        1.36 "TERM" has the meaning set forth in Section 11.1.

        1.37 "TERRITORY" means the entire world.

        1.38 "THIRD PARTY" means any Person other than a Party to this Agreement or an Affiliate of either Party.

        1.39 "VALID CLAIM" means any claim within an issued, unexpired Patent which (i) has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction following exhaustion of all possible appeal processes and (ii) has not been abandoned, disclaimed, or admitted to be invalid or unenforceable



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

through reissue, reexamination or disclaimer.

        1.40 "WORK PLAN" means the work plan developed by the Steering Committee, as may be modified from time to time by the Steering Committee (initially Exhibit C), that sets forth the responsibilities of the Parties under the Development Program, including in connection with the selection of the Project Genes from Proposed Genes and with respect to the generation and analysis of the Project Knock-Out Mice. The First Pass Phenotypic Analysis and Exhibit A shall be part of the Work Plan and therefore references to the Work Plan shall include the First Pass Phenotypic Analysis and Exhibit A.

                                    ARTICLE 2
                                  LICENSE GRANT

        2.1 HYSEQ LICENSE. During the Term of this Agreement and subject to the terms and conditions hereof, HYSEQ hereby grants to DELTAGEN the following licenses:

               2.1.1 SUBMITTED GENES. On a Submitted Gene-by-Submitted Gene basis, a non-exclusive right and license, until the earlier of (a) the date upon which a Submitted Gene becomes a Rejected Submitted Gene under this Agreement or
(b) the date upon which a Submitted Gene becomes a Proposed Gene under this Agreement (at which time the license under Section 2.1.2 shall become effective), under the HYSEQ Patents and HYSEQ Know-How solely for the purpose of conducting review and analysis activities with respect to such Submitted Gene in accordance with the terms and conditions of this Agreement including determining whether such Submitted Gene is in Deltagen's Conflicting Pipeline, and performing an intellectual property analysis with respect to DELTAGEN's use of such Submitted Genes.

               2.1.2 PROPOSED GENES. On a Proposed Gene-by-Proposed Gene basis, and upon submission by HYSEQ of the information related to such Proposed Genes under Section 4.1.3, a non-exclusive right and license, until the earlier of (a) the date upon which a Proposed Gene becomes a Rejected Proposed Gene under this Agreement or (b) the date upon which a Proposed Gene becomes a Project Gene under this Agreement (at which time the license under Section 2.1.3 shall become effective), under the HYSEQ Patents and HYSEQ Know-How solely for the purpose of conducting review and analysis activities with respect to such Proposed Gene in accordance with the terms and conditions of this Agreement, including the Work Plan,



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

including to identify murine gene sequences orthologous to the Proposed Gene if such activities are not already performed by HYSEQ or if instructed by the Steering Committee.

               2.1.3 PROJECT GENES. On a Project Gene-by-Project Gene basis, and upon designation of a Proposed Gene as a Project Gene under this Agreement, a co-exclusive right and license until the earlier of (a) the date upon which such Project Gene becomes a Rejected Project Gene (at which time the license under Section 2.1.4 shall become effective), or (b) termination of the collaboration in accordance with the provisions of Section 11.2.2 of this Agreement; including the right to grant sublicenses to Affiliates and Third Party contractors as set forth in Section 2.4, under the HYSEQ Patents and HYSEQ Know-How to perform the following activities: (i) to analyze and use such Project Gene and any derivatives thereof in accordance with the terms and conditions of this Agreement, including the Work Plan, (ii) to use, make, create, generate, produce, breed, test and conduct research and development activities in connection with Project Knock-Out Mice and progeny and other derivatives thereof in accordance with the terms and conditions of this Agreement, including the Work Plan, (iii) to use, make, generate, produce, create, isolate, purify, identify and conduct research and development activities in connection with such Project Gene (and/or any mutation, fragment, allelic variant, analog, homolog or ortholog of such Project Gene and/or any expression products (including any Secreted Proteins, Derivative Proteins and/or Products) and/or derivatives thereof in accordance with the terms and conditions of this Agreement, including the Work Plan, and (iv) subject to a separate agreement entered into in accordance with Article 6, to develop, make, have made, use, distribute, offer for sale, import, export and sell Products. If the license under this Section
2.1.3 has terminated in accordance with (a) or (b) above, such license shall again become effective until termination in accordance with (a) or (b) if, in accordance with either Section 5.5.3.1 or Section 5.5.3.2 of this Agreement, the Steering Committee votes to designate a particular Rejected Project Gene a Project Gene again under this Agreement.

               2.1.4  REJECTED PROJECT GENES.

                      (a) On a Rejected Project Gene-by-Rejected Project Gene basis, and upon designation of a Project Gene as a Rejected Project Gene under this Agreement, a co-exclusive internal use license until the expiration of the Restriction Term (at which time the license under



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 2.1.4(b) shall become effective unless the Steering Committee has otherwise designated the Rejected Project Gene under Section 5.5.3 and then the terms of that Section shall be controlling) for research purposes only to the Rejected Project Gene and its related Project Murine Gene under the HYSEQ Patents and HYSEQ Know-How to allow DELTAGEN to conduct similar research activities for itself during the Restriction Term as contemplated for Project Knock-Out Mice and Project Genes under this Agreement.

                      (b) On a Rejected Project Gene-by-Rejected Project Gene basis pursuant to the procedure set forth in Section 5.5.3, and upon the expiration of the Restriction Term, a non-exclusive right and license, including the right to grant sublicenses (which sublicenses may include the right to grant further sublicenses) under the HYSEQ Patents and HYSEQ Know-How to perform the following activities: (i) to analyze and use such Rejected Project Gene and any derivatives, (ii) to use, make, create, generate, produce, breed, test and conduct research and development, (iii) to use, make, generate, produce, create, isolate, purify, identify and conduct research and development, and (iv) to develop, make, have made, use, distribute, offer for sale, import, export and sell products that contain as an active ingredient such Rejected Project Gene, a protein encoded by such Rejected Project Gene (or portion thereof), or an agonist or antagonist (including, without limitation, anti-sense, antibodies and small molecules) of a protein encoded by such Rejected Project Gene. Upon and after grant of such a license to a Rejected Project Gene under this Section 2.14(b) for which HYSEQ has royalty obligations to a Third Party, DELTAGEN will
(i) notify HYSEQ when any and all sublicenses are granted, (ii) notify HYSEQ upon commencement of sales of any and all products that contain as an active ingredient a Rejected Project Gene, a protein encoded by such Rejected Project Gene (or portion thereof), or an agonist or antagonist (including, without limitation, anti-sense, antibodies and small molecules) of a protein encoded by such Rejected Project Gene, (iii) calculate and reimburse HYSEQ for any and all royalty payments that HYSEQ is obligated to pay to any Third Party as a result of sales of such a product by or on behalf of DELTAGEN, DELTAGEN's Affiliates or DELTAGEN's sublicensees, within thirty (30) days after the date such payments are required and in accordance with a royalty formula to be provided by HYSEQ, and (iv) keep complete and accurate records of sales of any such products and allow a reasonable yearly audit by a third party independent auditor of such records, (at DELTAGEN's expense if the results



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

show an error in favor of HYSEQ), in order to verify sales subject to the royalty obligation. In addition to any other remedies available to HYSEQ under this Agreement, HYSEQ shall have the right to terminate the license under this paragraph upon written notice to DELTAGEN if DELTAGEN materially breaches its obligations to reimburse HYSEQ for royalties under this Section 2.1.4(b).

        2.2 CO-EXCLUSIVE LICENSE. The term "co-exclusive" as used herein shall operate to exclude all other Persons, except for HYSEQ or DELTAGEN, as applicable.

        2.3 DELTAGEN LICENSE. Subject to the terms and conditions of this Agreement, DELTAGEN hereby grants to HYSEQ the following licenses:

               2.3.1 PROJECT GENES. On a Project Gene-by-Project Gene basis, and upon designation of a Proposed Gene as a Project Gene under this Agreement, a co-exclusive right and license until the earlier of (a) the date upon which such Project Gene becomes a Rejected Project Gene, or (b) termination of the collaboration in accordance with the provisions of Section 11.2.2 of this Agreement; including the right to grant sublicenses to Affiliates and Third Partycontractors as set forth in Section 2.4, under the DELTAGEN Knock-Out Technology and DELTAGEN Project Intellectual Property, and subject to a separate agreement entered into in accordance with Article 6, to develop, make, have made, use, distribute, offer for sale, import, export and sell Products.

               2.3.2 REJECTED PROJECT GENES

                      (a) On a Rejected Project Gene-by-Rejected Project Gene basis, and upon designation of a Project Gene as a Rejected Project Gene under this Agreement, a co-exclusive internal use license until the expiration of the Restriction Term (at which time the license under Section 2.3.2(b) shall become effective unless the Steering Committee has otherwise designated the Rejected Project Gene under Section 5.5.3 and then the terms of that Section shall be controlling) for research purposes only to the Rejected Project Gene and its related Project Murine Gene under the DELTAGEN Knock-Out Technology and DELTAGEN Project Intellectual Property to allow HYSEQ to conduct similar research activities for itself during the Restriction Term as contemplated for Project Knock-Out Mice and Project Genes under this Agreement.



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      (b) On a Rejected Project Gene-by-Rejected Project Gene basis pursuant to the procedure set forth in Section 5.5.3, and upon the expiration of the Restriction Term, a non-exclusive right and license, including the right to grant sublicenses (which sublicenses may include the right to grant further sublicenses) under the DELTAGEN Knock-Out Technology and DELTAGEN Project Intellectual Property to perform the following activities: (i) to analyze and use such Rejected Project Gene and any derivatives, (ii) to use, make, create, generate, produce, breed, test and conduct research and development, (iii) to use, make, generate, produce, create, isolate, purify, identify and conduct research and development, and (iv) to develop, make, have made, use, distribute, offer for sale, import, export and sell products that contain as an active ingredient a Rejected Project Gene, a protein encoded by such Rejected Project Gene (or portion thereof), or an agonist or antagonist (including, without limitation, anti-sense, antibodies and small molecules) of a protein encoded by such Rejected Project Gene.

        2.4 SUBLICENSES. The licenses granted to each Party pursuant to Sections 2.1.3, 2.1.4(b), 2.3.1 and 2.3.2(b) include the right to sublicense all or part of such rights to such Party's Affiliates and/or to Third Party contractors to perform any obligations of such Party under the Development Program (with respect to Sections 2.1.3 and 2.3.1), provided that such Party provides written notice to the other Party of any such sublicense and the terms and conditions of such grant of sublicense (i) are consistent with and do not violate the terms and conditions of this Agreement, and (ii) ensure that such Persons are obligated in writing to comply with the terms and conditions of this Agreement, including being bound by obligations of confidentiality which are comparable to, or more stringent than, the provisions of Article 9. Notwithstanding anything to the contrary in this Agreement, if the Steering Committee designates a Proposed Gene as a Project Gene for work by DELTAGEN after being informed pursuant to
Section 4.1.3 that HYSEQ has already submitted the corresponding Proposed Gene to a Third Party contractor for analysis under a legally binding contract for such Proposed Gene, then HYSEQ shall be authorized under this paragraph to license or sublicense to the Third Party contractor for the purposes of conducting such analysis. The results of such analysis shall be reported to the Steering Committee.

        2.5 NO IMPLIED RIGHTS OR LICENSES. No right or license is granted under this Agreement



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

by either Party to the other Party, either expressly or by implication, except as expressly set forth herein.

        2.6 OTHER ACTIVITIES OF THE PARTIES. During the Term, neither Party shall, either itself or through or with any Affiliate or Third Party, (a) use or conduct any [***] with respect to any Proposed Genes (unless and until such Proposed Genes are Rejected Project Genes), Project Genes, Project Knock-Out Mice, Project Murine Genes, Secreted Proteins, Derivative Proteins, Secreted Protein Candidates or Products, except if and to the extent expressly permitted under this Agreement or as otherwise mutually agreed by the Parties in writing, whether pursuant to Article 6 or otherwise; or (b) [***] any Proposed Genes (unless and until such Proposed Genes are Rejected Project), Project Genes, Project Knock-Out Mice, Project Murine Genes, Secreted Proteins, Derivative Proteins, Secreted Protein Candidates or Products that are subject to this Agreement, including with respect to any progeny, mutations, fragments, allelic variants, analogs, homologs or orthologs, and/or any expression products (including any such Secreted Proteins, Derivative Proteins and/or Products) or derivatives of any of the foregoing.

                                    ARTICLE 3
                   DEVELOPMENT PROGRAM AND STEERING COMMITTEE

        3.1 DEVELOPMENT PROGRAM.

               3.1.1 OVERVIEW OF DEVELOPMENT PROGRAM. HYSEQ and DELTAGEN shall engage in a development program for the identification, research and development of Secreted Protein Candidates and Product(s) through the analysis and study of Project Genes provided by HYSEQ, and to generate, study and analyze Project Knock-Out Mice from murine genes orthologous to the Project Genes (the "Development Program"). Deltagen shall use commercially reasonable efforts to generate ES cells for each of the [***] Project Genes selected pursuant to
Section 4.1.1, with the goal of generating two hundred (200) ES cell lines, [***]. After identification of Secreted Protein Candidates, the Steering Committee shall decide whether to conduct further research and development activities under the Development Program with respect to such Secreted Protein Candidates (and/or any Products which incorporate such Secreted Protein Candidates), or to develop and commercialize such Secreted Protein Candidates (and/or any Products which incorporate such Secreted Protein Candidates), pursuant to the terms



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and conditions of a separate agreement, whether in a collaboration between the Parties, or with Third Party partners or licensees or as otherwise determined by the Steering Committee pursuant to Section 6.2.


               3.1.2 DEVELOPMENT PROGRAM COSTS AND EXPENSES. The Parties shall share [***] all costs and out-of-pocket expenses arising out of the Development Program other than the activities under Sections 4.1.3 and 5.3, and as otherwise may be agreed to by the Parties in a separate agreement for the development of a Secreted Protein Candidate or Product. The costs and expenses of activities pursuant to Sections 4.1.3 and 5.3 shall be paid for solely by [***].

        3.2 COOPERATION AND SHARING OF INFORMATION. The Parties shall cooperate, coordinate and consult with each other in connection with performing their activities under the Development Program, including under the Work Plan. Each Party shall also share with the other Party, as determined by the Steering Committee, or as reasonably requested by the other Party, data and information and other Technical Information, derived from their activities under the Development Program, including with respect to DELTAGEN related data and information arising in connection with DELTAGEN's analysis and study of the Project Knock-Out Mice under the Work Plan.

               3.2.1 ACCESS TO FACILITIES. Representatives of each Party, including members of the Steering Committee, may, upon reasonable notice during normal business hours, (a) visit any facilities where Development Program activities are being conducted, and (b) consult informally, during such visits and by telephone, concerning the Development Program. The visiting Party's representatives shall be advised of, and bound by, the confidentiality obligations set forth in Article 9 (or confidentiality obligations that are at least comparable or more stringent than those set forth in Article 9), and shall follow such security and facility access procedures as directed, and designated by the Party who's facilities are being visited. The Party whose facilities are being visited may require that the representatives of the visiting Party be accompanied by its representatives, at all times while the visiting Party is at its facilities.


               3.2.2 RECORD KEEPING. Each Party shall maintain complete and accurate records in accordance with its internal practices for keeping such records, in good scientific manner and in appropriate detail for patent and regulatory purposes, of its activities conducted



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

under the Development Program and including such data and materials as are required to be maintained pursuant to applicable laws and regulations. To the extent practical, such written records shall be kept separately from written records documenting other activities of each Party and shall be maintained on a Project-by-Project basis.


               3.2.3 COMPLIANCE. Each Party shall, and shall ensure that its employees, consultants, contractors and agents, perform their respective activities under the Development Program in accordance with all applicable laws, rules and regulations in the Territory.


               3.2.4 UPDATES AND QUARTERLY AND FINAL REPORTS. Each Party shall provide updates to the Steering Committee, on at least a monthly basis, and written reports by the end of each calendar quarter, detailing the then current status and results of the activities of the Parties under the Development Program, including with respect to DELTAGEN, the then current status and results of the First Pass Phenotypic Analysis for each Project, as set forth in Section 5.3.

       3.3 STEERING COMMITTEE RESPONSIBILITIES, COMPOSITION AND
PROCEDURES.

               3.3.1 ORGANIZATION AND ROLE. DELTAGEN and HYSEQ shall promptly after the Effective Date organize a steering committee (the "Steering Committee") to plan, manage and oversee the Development Program. Without limiting the foregoing, the Steering Committee's responsibilities shall include the following:

                      (a) developing, reviewing, updating and modifying in writing the Work Plan set forth in Exhibit A and developing the mediation procedure to be set forth in Exhibit B; provided, however, that if the Parties cannot agree, after good faith efforts, to a time frame for generation of the ES lines to be generated from the [***] Project Genes under this Agreement, then the Work Plan shall be deemed to provide that, within [***] from the date DELTAGEN commences work on such Project Genes, DELTAGEN shall use [***] efforts to generate ES cells for the first [***] Project Genes (provided all [***] Project Genes have been designated as such upon the beginning of such [***] period) and, within an additional [***], DELTAGEN shall use [***] efforts to generate ES cells for the remaining [***] Project Genes (provided all [***] remaining Project Genes have been designated as such upon beginning of such [***] period).



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      (b) designating genes as Project Genes from the Proposed Genes submitted by HYSEQ to the Steering Committee pursuant to Section 4.1;

                      (c) performing due diligence on each Proposed Gene and reviewing and determining, based on such due diligence, the relative strength of any IP positions around any Project Genes under consideration, and including such determination in the decision whether to designate a Project Gene as a Secreted Protein Candidate.

                      (d) determining which Project Genes to submit to DELTAGEN for further analysis and study under the Development Program pursuant to Section 5.2;
                      (e) reviewing the First Pass Phenotypic Analysis of each of the Project Genes submitted to DELTAGEN and determining the necessity of conducting phenotypic testing, observation, or analysis not included in the First Pass Phenotypic Analysis (including any further research and development activities to be conducted by any Third Parties) and which, if any, of such additional phenotypic tests, observations, or analyses are appropriate, as set forth in Article 5;

                      (f) determining the necessity of conducting further research and development on each of the Project Genes (including any further research and development activities to be conducted by any Third Parties); provided, however, that the foregoing shall in no ay limit HYSEQ's right to independently conduct such further research and development in accordance with the terms and conditions of this Agreement, such information to be provided to the Steering Committee for such Project Gene in accordance with the terms and conditions of this Agreement;

                      (g) determining, under Section 5.5.1, which, if any, of the Secreted Proteins together with the Derivative Proteins, will be designated as "secreted protein candidates";

                      (h) reviewing the Parties' reports and updates in connection with their respective activities under the Development Program, including the reports submitted by DELTAGEN pursuant to Section 5.3; and



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      (i) deciding whether and how to develop any Secreted Protein Candidates and Products (e.g., whether under a collaboration between the Parties or with Third Party partners or licensees or otherwise), as set forth in
Article 6.

               3.3.2 COMPOSITION. The Steering Committee shall consist of three
(3) members from DELTAGEN and three (3) members from HYSEQ. Each Party shall have the right to appoint one (1) of its three (3) members to be a co-chairperson of the Steering Committee. The Parties shall each have the right, upon notifying the other, to change its members of the Steering Committee at any time during the Term.

               3.3.3 MEETINGS; AND MINUTES. The Parties shall hold meetings of the Steering Committee as mutually agreed by the Parties (but in no event less than once each calendar quarter) to review the Development Program and to discuss future activities under this Agreement. The first meeting of the Steering Committee shall be held within thirty (30) days of the Effective Date. Minutes of all meetings setting forth decisions of the Steering Committee, including with respect to the Development Program, shall be prepared by one of the Parties, each Party alternating assuming this responsibility at each meeting, and circulated to both Parties within fifteen (15) days after each meeting, but minutes shall not become official until approved by both Parties (which approval the Parties shall use reasonable efforts to give within fifteen
(15) days of receipt of such minutes).

               3.3.4 STEERING COMMITTEE DECISIONS. Each vote of the Steering Committee shall include all current members of the Steering Committee . Except as otherwise expressly provided for in this Agreement, all decisions of the Steering Committee shall be by [***] members of the Steering Committee after good faith discussions. [***] Should, however, the Parties not be able to reach such [***] despite such good faith efforts, and should a [***] of the Steering Committee exist thirty (30) days after the date on which a disagreement arose, then, if the subject matter of the decision is [***] under this Agreement, including but not limited to decisions as to whether to [***], such disagreement shall be elevated to the senior executives of the Parties for good faith discussion to try and reach consensus between the Parties. In the event that the senior executives have not reached agreement (despite such good faith discussions) within sixty (60) days after the date on which the disagreement arose, then (i) if the subject of



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such disagreement is whether or not [***], then such [***] under this Agreement, and (ii) except as set forth in the preceding subsection (i), unless otherwise mutually agreed by the Parties, all other disagreements of a material nature shall be submitted for resolution to the dispute resolution process pursuant to
Section 13.5.

                                    ARTICLE 4
                           SELECTION OF PROJECT GENES

        4.1    STEERING COMMITTEE REVIEW AND SELECTION OF PROPOSED GENES

               4.1.1 SUBMITTED GENES. Within [***] after the first Steering Committee meeting, HYSEQ shall submit in writing to DELTAGEN for its review and consideration an initial written list(s) of [***] Submitted Genes and, within [***] after the Effective Date, shall submit in writing to DELTAGEN for its review and consideration a written list(s) of an additional [***] Submitted Genes for DELTAGEN to review under this Section 4.1.1. HYSEQ shall use [**] efforts to submit additional Submitted Genes under this Agreement during such [***] period to replace Rejected Submitted Genes that DELTAGEN has rejected under this Section 4.1.1 until [***] Project Genes have been selected. HYSEQ agrees to [***] when deciding which human gene sequences to include in the list of Submitted Genes to be submitted to DELTAGEN. Any submission of Submitted Genes subsequent to such [***] period shall be subject to the approval of the Steering Committee. All Submitted Genes submitted by HYSEQ to the Steering Committee under this Section 4.1 shall be accompanied by at least a partial murine ortholog gene sequence believed by HYSEQ to correspond to the gene sequence of such Submitted Gene (unless HYSEQ is unable to identify such an orthologous partial murine gene sequence for a Submitted Gene, in which case HYSEQ shall report such results to the Steering Committee) and DELTAGEN shall notify HYSEQ as to whether or not, [***] as of the date of its submission by HYSEQ. If any of the Submitted Genes have [***], HYSEQ shall provide this information promptly to the Steering Committee with its information under
Section 4.1.3 and HYSEQ hereby expressly acknowledges and agrees that if the Steering Committee designates such a Submitted Gene as a Proposed Gene or a Project Gene, as between DELTAGEN and HYSEQ that HYSEQ is [***], while such Proposed Gene or Project Gene, as applicable,



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

remains under this Agreement, and HYSEQ shall not [***] except as provided in
Section 2.1.4(b) for a Rejected Project Gene.

               4.1.2 PROPOSED GENES. DELTAGEN shall notify HYSEQ within thirty
(30) days after its receipt of the Submitted Gene and, if applicable, its accompanying murine ortholog sequence, whether DELTAGEN accepts or rejects such Submitted Gene, such acceptance or rejection being within DELTAGEN's sole discretion.

                      (a) Any such accepted Submitted Gene for which notification has been provided shall be deemed a Proposed Gene. Within [***] after such written notification, HYSEQ will provide to DELTAGEN the supporting information for such Proposed Gene in accordance with Section 4.1.3.

                      (b) If DELTAGEN rejects a Submitted Gene such Submitted Gene shall be deemed a Rejected Submitted Gene. With respect to any such Rejected Submitted Gene, any of HYSEQ's rights under HYSEQ's Patents or HYSEQ Know-How related solely to such Submitted Gene shall return to HYSEQ under this Agreement and shall not be subject to further restriction under this Agreement other than DELTAGEN's obligations of confidentiality under Article 9 of this Agreement. Each of the Parties shall perform no additional services under this Agreement with regard to such Rejected Submitted Gene. Each of the Party's right, title and interest in and to such Rejected Submitted Gene shall remain with and vest fully in that Party, and the other Party shall have no right, title, or interest therein or thereto.

               4.1.3 SUPPORTING INFORMATION AND DISCLOSURES. Together with each written list of Submitted Genes, HYSEQ shall fully disclose to the Steering Committee in writing or electronic form, with respect to each such Submitted Gene, the information actually known to HYSEQ regarding such Submitted Gene's murine ortholog sequence and the results of HYSEQ's Initial Murine Gene Analysis. With respect to each Proposed Gene, HYSEQ shall disclose to the Steering Committee in writing or in electronic form the following information actually known to HYSEQ: (i) any and all Technical Information and Patents (including but not limited to HYSEQ Patents and HYSEQ Know-How) covering such Proposed Gene that are owned or controlled by HYSEQ, (ii) any restrictions on the use of such Proposed Gene, (iii) [***], (iv) any and all facts and information which are limiting or preventing, or that could or would limit or prevent,



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HYSEQ's right or ability to grant the license to DELTAGEN pursuant to Section 2.1, or are causing, [***], and (iv) [***] under this Agreement, including the following:

                      (a) any pre-existing or other rights, interests and/or options in or to, or any other encumbrances (including any liens) on, such Proposed Gene and/or any HYSEQ Patents or HYSEQ Know-How covering or relating to such Proposed Gene;

                      (b) any licenses or other agreements with any Person relating to such Proposed Gene (including any in-licensed technology relating to such Proposed Gene), or relating to the HYSEQ Patents or HYSEQ Know-How covering or relating to such Proposed Gene; and

                      (c) any [***] of such Proposed Gene and/or any HYSEQ Patents or HYSEQ Know-How covering or relating to such Proposed Gene. HYSEQ shall also provide further information, as may reasonably be requested by the Steering Committee, and if requested, shall make available to the Steering Committee the appropriate technical and other HYSEQ employees to answer questions posed by the Steering Committee with respect to the Proposed Genes and the information and disclosures submitted under this Section 4.1.3. With respect to a Proposed Gene, if HYSEQ makes a [***] in writing pursuant to this Section
4.1.3 of [***], prior to or concurrently with its submission to the Steering Committee of such Proposed Gene, HYSEQ [***]; provided that DELTAGEN shall have the right to refuse to conduct any activities with respect to such Proposed Gene, if DELTAGEN, in its sole discretion, so chooses, under this Section 4.1.3 or Section 4.1.1 above, either due to HYSEQ's inability to provide information, or as a result of the information provided by HYSEQ or information DELTAGEN acquires independently of HYSEQ. If DELTAGEN chooses to not conduct any activities with respect to such Proposed Gene under this Section 4.1.3, such Proposed Gene shall become a Rejected Proposed Gene in accordance with the terms and conditions of Section 4.3 of this Agreement. DELTAGEN may also choose not to continue with a Proposed Gene under this Agreement if technical obstacles make it commercially reasonable not to proceed. In such event, DELTAGEN shall notify the Steering Committee, and the Steering Committee may vote affirmatively to continue with such Proposed Gene as a Project Gene with a [***] sharing between the Parties of all costs arising from such technical obstacles.



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        4.2 SELECTION OF PROJECT GENES. After reviewing a Proposed Gene and the information and disclosures received from HYSEQ pursuant to Sections 4.1.1 and 4.1.3, and the information and reports received from DELTAGEN, and if applicable, HYSEQ, pursuant to Sections 4.1.3 with respect to such Proposed Gene, the Steering Committee members shall vote on whether to include such Proposed Gene as a "project gene" hereunder. If the Steering Committee members vote affirmatively to include a Proposed Gene as a "project gene" under this Agreement, then upon such vote, such Proposed Gene shall become a Project Gene.

        4.3 REJECTED PROPOSED GENES. Unless otherwise decided by the Parties or the Steering Committee, any Proposed Gene which (i) DELTAGEN has notified HYSEQ it shall not work on under this Agreement (ii) the Steering Committee members have voted to reject as a "project gene," and/or (iii) the Steering Committee members have not voted affirmatively to include as a "project gene" under this Agreement within ninety (90) days after submission of information regarding the Proposed Gene to the Steering Committee pursuant to Section 4.1.3, shall be a "Rejected Proposed Gene." Each of the Parties shall perform no additional services under this Agreement with regard to such Rejected Proposed Gene. Each of the Party's right, title and interest in and to such Rejected Proposed Gene (if any) shall remain with and vest fully in that Party, and the other Party shall have no right, title, or interest therein or thereto.

                                    ARTICLE 5
                HYSEQ FUNDING AND DEVELOPMENT PROGRAM ACTIVITIES

        5.1 HYSEQ DEVELOPMENT FUNDING. As partial consideration for the research and development activities to be conducted by DELTAGEN under this Agreement, HYSEQ shall pay DELTAGEN as follows:

                      (a) within [***] after the Effective Date, HYSEQ shall pay to DELTAGEN [***] U.S. Dollars (U.S.$[***]) ("Payment One");

                      (b) within [***] of the Effective Date, HYSEQ shall pay to DELTAGEN [***] U.S. Dollars (U.S.$[***]) ("Payment Two") if the Steering Committee has designated [***] two hundred (200) Project Genes within [***] after the Effective Date; provided, however, if the Steering Committee has designated [***] as provided for under this Agreement, but the



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Steering Committee has designated [***] designated during such period, plus [***] as represented by the following formula:

[***];

                      (c) within [***] of the Effective Date, HYSEQ shall pay to DELTAGEN [***] U.S. Dollars (U.S.$[***]) ("Payment Three") if DELTAGEN has created two hundred (200) ES cell lines for Project Genes; provided, however, that if DELTAGEN has [***], as represented by the following formula:

[***]; and

                      (d) within twenty-four (24) months after the Effective Date, HYSEQ shall pay to DELTAGEN the remaining amount of a pro-rated Ten Million U.S. Dollars (U.S.$10,000,000) ("Total Payment") calculated by the following formula:

[***].

HYSEQ acknowledges and agrees that the payments payable to DELTAGEN pursuant to this Section are non-refundable, and may be used and disposed of as DELTAGEN, in its reasonable business judgment, determines is appropriate in accordance with the terms and conditions of this Agreement.

        5.2 INITIATION OF PROJECTS; AND PERFORMANCE AND DELAYS. The Steering Committee shall determine which Projects to submit to DELTAGEN to initiate work on such Projects under the Development Program. Each Party shall use reasonable commercial efforts to fulfill their obligations with respect to each Project as set forth herein (including the Work Plan), and to perform its other obligations under this Agreement; provided that, with respect to DELTAGEN's activities under the Development Program, HYSEQ acknowledges and agrees that the performance of such activities may involve a number of technologically complex steps and that any time periods for performance, whether set out in the Work Plan or elsewhere in this Agreement, may be subject to change due to potential technological difficulties encountered, and any such delays or technical issues shall not be considered a breach by DELTAGEN under this Agreement. If a Project is delayed because either Party determines that there are any technical issues with respect to a Project of a material nature, it shall notify the Steering Committee in



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

writing describing the delayed task and the reasons for such delay. After receiving such notice, if necessary, the Steering Committee shall meet to review the reason for such delays and any technical issues raised by the notifying Party, to consider how best to proceed and whether to modify the Work Plan (including to adjust any timelines contained therein), if and to the extent necessary. If requested by the Steering Committee, the Parties shall provide information to the Steering Committee to assist it in its review of the Project. The Steering Committee may vote at any time to discontinue or suspend a Project if the Steering Committee determines that it is commercially reasonable or necessary to do so. DELTAGEN may determine, in its reasonable business judgment, to [***] Project [***]; provided, however, that DELTAGEN shall notify HYSEQ in writing within three (3) business days of such determination and shall [***] Project [***]. Upon such decision by the Steering Committee or DELTAGEN, as applicable, to [***] Project, the applicable Project Gene shall immediately become a Rejected Project Gene.

        5.3 GENERATION AND TESTING OF PROJECT KNOCK-OUT MICE; AND FIRST PASS PHENOTYPIC ANALYSIS; AND UPDATES AND REPORTS.

               5.3.1 CERTAIN DELTAGEN ACTIVITIES. For each Project initiated by the Steering Committee pursuant to Section 5.2, DELTAGEN shall, as set out in the Work Plan, use [***] efforts to: (i) [***] to create and generate a corresponding Project Knock-Out Mouse, (ii) generate Project Knock-Out Mice [***] Project Knock-Out Mouse [***] using the Project Murine Gene that is orthologous to the Project Gene which is the subject of the Project; and (iii) conduct a First Pass Phenotypic Analysis of such Project Knock-Out Mice. Exhibit A may be reasonably modified in writing from time to time [***] to add tests, observations and/or analyses to be performed by DELTAGEN at any time under this Agreement and DELTAGEN shall notify HYSEQ of such changes as part of its report regarding First Pass Phenotypic Analysis.

               5.3.2 UPDATES. Within ten (10) days after the end of each calendar quarter, DELTAGEN shall provide all Steering Committee members with a written report describing the status, and expected completion date, of its work on each Project under the Work Plan and with data from any portion(s) of the First Pass Phenotypic Analysis completed on a Project during the just-ended Calendar Quarter, if any, and if it has not already provided such information to the Steering Committee. If and as reasonably requested by the Steering Committee, DELTAGEN



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall make persons working on its behalf on a Project available during normal business hours for a reasonable number of consultations with the Steering Committee regarding such Project. Such consultations will either be in-person at such person's place of employment or via videoconference or teleconference.

               5.3.3 FIRST PASS PHENOTYPIC ANALYSIS REPORT. Once DELTAGEN completes the First Pass Phenotypic Analysis on a Project under the Work Plan, it shall (to the extent not already provided pursuant to Section 5.3.2) submit to the Steering Committee for the Steering Committee's review a final report of the results of such Project.

       5.4 ADDITIONAL TESTING; COSTS.

               5.4.1 ADDITIONAL TESTING. If, at any time during this Agreement, HYSEQ or DELTAGEN believes an additional test, observation, or analysis not included in the First Pass Phenotypic Analysis, or covered by the Work Plan would be useful to a Project, the Party may submit its proposal to the Steering Committee for the Steering Committee's approval. If the Steering Committee approves any such additional tests, observations, or analysis requested by either Party, or if the Steering Committee determines that it is necessary to assist it with determining whether to designate as a "secreted protein candidate," a Secreted Protein produced by the Project Gene that is the subject of such Project, the Steering Committee may request that DELTAGEN or HYSEQ perform additional assays, including phenotypic tests, observations, or analyses not included in the First Pass Phenotypic Analysis on such Project (collectively, "Additional Tests"). DELTAGEN or HYSEQ, as applicable, shall perform the Additional Tests, as requested by the Steering Committee pursuant to this Section; provided that the Parties shall share the costs as set forth in
Section 5.4.2. Once DELTAGEN or HYSEQ, as applicable, has completed such Additional Tests on a Project, DELTAGEN or HYSEQ, as applicable, shall submit to the Steering Committee for the Steering Committee's review of the Project under
Section 5.5 a report of the results of such additional services.

               5.4.2 SHARING OF COSTS. HYSEQ or DELTAGEN, as applicable, shall reimburse the Party performing the Additional Tests for [***] of the reasonable costs (including FTEs) and reasonable out-of-pocket expenses incurred in performing the Additional Tests, within thirty (30) days of HYSEQ's or DELTAGEN's, as applicable, receipt of an invoice from



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Party performing the Additional Tests, including reasonable supporting documentation, covering such costs and out-of-pocket expenses incurred in connection with conducting such activities under this Agreement. In the event there is a good faith dispute over an amount owed by a Party under this Section 5.4.2, the disputed portion of the payment may be delayed, and such payment shall not be considered delinquent pending a resolution of the Parties' dispute.

        5.5 DESIGNATION OF SECRETED PROTEIN CANDIDATES; DESIGNATION GUIDELINES.


               5.5.1 DESIGNATION OF SECRETED PROTEIN CANDIDATES. After reviewing the information provided to it pursuant to Sections 3.2.4, 5.3 and 5.4, with respect to a Project, the Steering Committee members shall vote whether to designate the Secreted Protein produced by the Project Gene which is the subject of such Project, together with its Derivative Proteins, as a "secreted protein candidate." If the Steering Committee members vote affirmatively, within [***] after receiving such information provided to it regarding a Secreted Protein, a Secreted Protein shall be a Secreted Protein Candidate hereunder. If less than [***] of the Steering Committee members vote affirmatively to designate a Secreted Protein as a Secreted Protein Candidate or if the Steering Committee fails to vote affirmatively within such [***] period to designate a Secreted Protein as a Secreted Protein Candidate, then the Project Gene that produced such Secreted Protein shall immediately become a Rejected Project Gene.

               5.5.2 DESIGNATION GUIDELINES. A Steering Committee member's standard for voting to designate a Project Gene's Secreted Protein as a "secreted protein candidate" shall be a good faith belief that, based on the First Pass Phenotypic Analysis (and any additional testing, observation, and analysis requested by the Steering Committee pursuant to Section 5.4), the Project Knock-Out Mice that is the subject of such Project (whether at the heterozygous or homozygous gene knock-out stage) manifest, either [***], a morphological, physiological, or pathophysiological phenotypic change that [***] Secreted Protein. Examples of a morphological, physiological, or pathophysiological phenotypic change that [***] Secreted Protein [***].

               5.5.3 REJECTED PROJECT GENE. Unless otherwise decided by the Parties or the Steering Committee, any Project Gene which (i) the Steering Committee members have voted to [***]," (ii) the Steering Committee members have not voted [***] under this Agreement within



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] of its submission to the Steering Committee pursuant to Section 5.5.1, and/or (iii) has been [***] Steering Committee, [***] "Rejected Project Gene." Neither Party shall [***] Affiliates or Third Parties any of the Project Intellectual Property [***] Project Gene [***] Rejected Project Gene [***] Restriction Term.

               5.5.3.1 DURING RESTRICTION TERM. If, during the Restriction Term, either Party obtains [***] on a Rejected Project Gene, such Party may present such Rejected Project Gene to the Steering Committee for another vote on whether to designate such Rejected Project Gene as a Secreted Protein Candidate. At the time of presentation of a Rejected Project Gene to the Steering Committee, each of the Parties must disclose to the other Party the [***] Rejected Project Gene,[***] performed during the Restriction Term.

                      5.5.3.2 EXPIRATION OF RESTRICTION TERM. Upon expiration of the Restriction Term for any Rejected Project Gene, each Party must disclose to the other Party the [***] Rejected Project Gene [***] Restriction Term, and the Steering Committee shall determine if such Rejected Project Gene shall be further analyzed and studied under the Development Program.

                      5.5.3.3 STEERING COMMITTEE VOTE ON REJECTED PROJECT GENE. If the Steering Committee votes to return a Rejected Project Gene to the Development Program, the license grants under Sections 2.1.3 and 2.3.1 shall again become effective in accordance with their terms. If the Steering Committee cannot reach an agreement on a Rejected Project Gene presented to it under this
Section 5.5.3, the Chief Executive Officers of the Parties shall make such determination. If the Chief Executive Officers cannot reach an agreement on such Rejected Project Gene, then such determination shall not be subject to the dispute resolution procedure set forth in Section 13.5, but rather: (a) if DELTAGEN votes not to return such Rejected Project Gene to the Development Program and HYSEQ votes to return such Rejected Project Gene to the Development Program, then DELTAGEN hereby grants to HYSEQ a worldwide, royalty-free, perpetual, non-exclusive license under DELTAGEN Project Intellectual Property and DELTAGEN Knock-Out Technology relating to such Rejected Project Gene to use Project Knockout Mice and to make, have made, use, sell, distribute, import, and market products that contains as an active ingredient a Rejected Project Gene, a protein encoded by such Rejected



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Project Gene (or portion thereof), or an agonist or antagonist (including, without limitation, anti-sense, antibodies and small molecules) of a protein encoded by such Rejected Project Gene; or (b) if HYSEQ votes not to return such Rejected Project Gene to the Development Program and DELTAGEN votes to return such Rejected Project Gene to the Development Program, then HYSEQ hereby grants to DELTAGEN a worldwide, royalty-free, perpetual, non-exclusive license under HYSEQ Know-How, HYSEQ Patents and HYSEQ Project Intellectual Property relating to such Rejected Project Gene to use Project Knockout Mice and to make, have made, use, sell, distribute, import, and market products that contains as an active ingredient a Rejected Project Gene, a protein encoded by such Rejected Project Gene (or portion thereof), or an agonist or antagonist (including, without limitation, anti-sense, antibodies and small molecules) of a protein encoded by such Rejected Project Gene. If the Party that obtains a non-exclusive license pursuant to this Section 5.5.3.3 wishes to obtain an exclusive license to such Rejected Project gene, the Parties shall negotiate in good faith concerning reasonable commercial terms for such an exclusive license, including, without limitation, commercially reasonable royalty rates and milestone payments.

               5.5.3.4 MAINTENANCE OF PROJECT KNOCK-OUT MICE. If HYSEQ desires to maintain the line of a Rejected Project Gene's Project Knock-Out Mouse beyond the Restriction Term, it shall so notify DELTAGEN in writing prior to the expiration of the Restriction Term. The Parties shall use good faith efforts to agree upon an appropriate manner to preserve the Project Knock-Out Mouse, its ES cells or frozen sperm sufficient to regenerate such Project Knock-Out Mouse, at HYSEQ's sole cost and expense.

               5.5.3.5 RIGHT OF FIRST REFUSAL. If, during the Restriction Term, a Third Party approaches a Party ("Approached Party") and presents a [***], such Approached Party shall [***]

                                    ARTICLE 6
                     COMMERCIALIZATION AND OTHER ACTIVITIES

        6.1 FURTHER RESEARCH AND DEVELOPMENT OF A SECRETED PROTEIN CANDIDATE.

               6.1.1 FURTHER DEVELOPMENT ACTIVITIES. Once a Secreted Protein Candidate has been designated by the Steering Committee pursuant to Section 5.5, the Steering Committee



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall either modify the Work Plan, or create a separate work plan, if and as may be appropriate, to outline the scope of development activities and the responsibilities of the Parties with respect thereto and the Parties shall enter into a separate agreement with respect to development and commercialization of such Secreted Protein Candidate Product derived therefrom. Unless otherwise decided by the Parties, the Parties shall [***] share all costs (including FTEs) and out-of-pocket expenses associated with conducting such research and development activities on a [***] basis, in accordance with the procedures set forth in Section 6.1.2.

               6.1.2 ACCOUNTING OF SHARED COST; AND REPORTS. All costs and out-of-pocket expenses that are to be shared by the Parties on a [***] basis pursuant to Section 3.1.2, ("Shared Costs") shall be reviewed by the Parties each calendar quarter to determine the amount of Shared Costs incurred by each Party for such calendar quarter hereunder. Within sixty (60) days of the end of each calendar quarter (or as otherwise mutually agreed by the Parties), each Party shall provide to the other Party and the Steering Committee a report detailing the total Shared Costs incurred by it, with respect to Section 6.1.1 on a Secreted Protein Candidate-by-Secreted Protein Candidate basis and for Products incorporating such Secreted Protein Candidate whose apportionment of costs are not otherwise the subject of a separate agreement between the Parties (or, if applicable, between a Party and its Affiliate and/or a Third Party), on a Product-by-Product basis, and:

                      (a) if DELTAGEN incurred more than [***] of the total Shared Costs for a calendar quarter, then DELTAGEN shall invoice HYSEQ for the amount representing the difference between the percentage paid by DELTAGEN and the [***] (the "HYSEQ Deficiency") and HYSEQ shall pay DELTAGEN the HYSEQ Deficiency within thirty (30) days of its receipt of such invoice; or

                      (b) if HYSEQ incurred more than [***] of the total Shared Costs for a calendar quarter, then DELTAGEN shall pay HYSEQ the amount representing the difference between the percentage paid by HYSEQ and the [***] (the "DELTAGEN Deficiency") within thirty (30) days of notifying HYSEQ of the total Shared Costs incurred by the Parties. In the event there is a good faith dispute over an amount owed by HYSEQ under this Section 6.1.2, the disputed portion of the payment may be delayed, and such payment shall not be



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

considered delinquent pending a resolution of the Parties' dispute, other than with respect to the terms and conditions of Section 13.7.

        6.2 COMMERCIALIZATION OF SECRETED PROTEIN CANDIDATES AND PRODUCTS. If the Steering Committee decides not to conduct further development activities with respect to a Secreted Protein Candidate or any Products identified by either Party under the Development Program that utilize such Secreted Protein Candidate, the Parties shall, through the Steering Committee, hold good faith discussions to determine how, and whether, to proceed with further development and/or commercialization of any such Secreted Protein Candidate (and/or any identified Products that utilize such Secreted Protein Candidate), either themselves or through or with any Affiliate and/or Third Parties. Any such development and/or commercialization activities shall be conducted pursuant to the terms and conditions of a separate agreement to be negotiated between the Parties and any other relevant parties to such agreement(s). If the Parties decide not to proceed under this Section 6.2, and if neither of the Parties invokes the provisions of Section 6.3 below, then upon the expiration of the [***] period provided for in Section 6.3.1 the applicable Project Gene shall become a Rejected Project Gene under this Agreement.

        6.3 DEADLOCK.

               6.3.1 SUBMISSION OF TERM SHEET TO STEERING COMMITTEE. If the Steering Committee is unable to agree on how to proceed with respect to a Secreted Protein Candidate (or any Products identified by either Party under the Development Program that utilize such Secreted Protein Candidate) pursuant to
Section 6.2 within [***] of first considering such Secreted Protein Candidate (or its corresponding Product(s)), then within [***] of such DATE, each Party may, if it so chooses, present to the Steering Committee a proposed term sheet ( a "Proposed Term Sheet") that sets out terms and conditions under which such Party wishes to develop and commercialize such Secreted Protein Candidate (and/or any Products identified by either Party under the Development Program that utilize such Secreted Protein Candidate) which the submitting Party would like to pursue itself or with or through an Affiliate and/or Third Party. Any such Proposed Term Sheet submitted to the Steering Committee by a Party shall include commercially reasonable terms and conditions and shall provide for sufficient consideration to the other Party (the "non-Participating Party") for its contributions under this



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement and for any licenses to any Project Intellectual Property and/or Project Patents that such Party may request from the non-Participating Party, including commercially reasonable royalties, development and marketing milestones and sublicensing revenue shares and objective performance obligations. The Steering Committee shall review and consider any Proposed Term Sheet submitted by a Party and shall use good faith efforts to approve one of the Party's Proposed Term Sheet (but shall have no obligation to do so). If the Steering Committee votes and approves a Party's Proposed Term Sheet, such Party is authorized to negotiate an agreement based upon such Proposed Term Sheet, the Party may proceed with such negotiations, but shall provide the Steering Committee with a copy of the Agreement prior to signing for final review and approval (such approval not to be unreasonably withheld or delayed). Subject to any confidentiality obligations to which a Party may be bound, such Party shall keep the Steering Committee updated with respect to such negotiations, if and as reasonably requested by the Steering Committee. If at any time during the Term, each Party agrees to submit a Proposed Term Sheet to the Steering Committee under this Section 6.3.1, and the Steering Committee rejects both, or does not approve either, Party's Proposed Term Sheets, then either Party may initiate the mediation procedure under Section 6.3.2 upon written notice to the other Party. If only one Party submits a Proposed Term Sheet to the Steering Committee, and the Steering Committee rejects such Party's Proposed Term Sheet, or neither Party submits a Proposed Term Sheet, then neither Party may initiate the mediation procedure under Section 6.3.2 or proceed or conduct any development or commercialization activities with respect to such Secreted Protein Candidate (or any Products that utilize such Secreted Protein Candidate) except as authorized by the Steering Committee or as mutually agreed by the Parties in writing; provided that if the Parties both agree at a later date to submit Proposed Term Sheets to the Steering Committee covering the development and/or commercialization of such Secreted Protein Candidate (or any Products that utilize such Secreted Protein Candidate) under this Section, then the Parties can at that time initiate the mediation procedure under Section 6.3.2 on written notice to the other Party if the Steering Committee rejects both, or does not approve either, Party's Proposed Term Sheets.

               6.3.2 THIRD PARTY MEDIATION. Upon a Party's receipt of a notice from the other Party initiating the mediation procedures under this Section, the Parties shall meet to attempt in



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

good faith to resolve this matter through face-to-face negotiations between senior executives of HYSEQ and DELTAGEN, including consideration of any Proposed Term Sheets. If the matter is not resolved within thirty (30) days (or such other period of time mutually agreed upon by the Parties) of commencing such face-to-face negotiations, or if the Party against which a claim has been asserted refuses to attend such negotiations or does not otherwise participate in such negotiations within thirty (30) days (or such other period of time mutually agreed upon by the Parties) from the date of notice of to the other Party under this Section 6.3.2, then either Party may initiate the procedures set forth on Exhibit B upon notice to the other Party.

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

        7.1 HYSEQ REPRESENTATIONS AND WARRANTIES. As of the Effective date and during the Term (unless expressly stated in this Section 7.1), HYSEQ hereby represents and warrants the following to DELTAGEN:

               7.1.1 HYSEQ is (i) a company duly organized, validly existing, and in good standing under the laws of Nevada with its respective principal place of business as indicated in the first paragraph of this Agreement; (ii) duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all governmental authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and by-laws.

               7.1.2 The execution, delivery and performance of this Agreement by HYSEQ and all documents to be delivered by HYSEQ hereunder: (i) are within the corporate power of HYSEQ; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or by-laws of HYSEQ; (iv) will not violate any law or regulation or any order or decree of any court of governmental



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

instrumentality; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which HYSEQ is a party or by which HYSEQ or any of its property is bound; and (vi) do not require any filing or registration with or the consent or approval of, any governmental body, agency, authority or any other Person, which has not been made or obtained previously.

               7.1.3 This Agreement has been duly executed and delivered by HYSEQ and constitutes a legal, valid and binding obligation of both HYSEQ, enforceable against both and either of HYSEQ in accordance with its terms.

               7.1.4 Except as expressly provided on Exhibit D, (which may be modified in accordance with the terms and conditions of this Agreement for a particular Submitted Gene up until the time that information is submitted for a Proposed Gene under Section 4.1.3), HYSEQ is the sole and exclusive owner of the entire right, title and interest in and to the HYSEQ Patents and the HYSEQ Know-How, free and clear of any liens or other encumbrances, and no other Person (including any government or university) has any license, claim or other right or interest in or to any HYSEQ Patents or the HYSEQ Know-How. The HYSEQ Patents and the HYSEQ Know-How may be co-exclusively licensed to DELTAGEN hereunder, and as contemplated under Article 6 under a separate agreement to commercialize Secreted Protein Candidate and/or Products, without payment of any royalty, fee or incurring any other obligation to any other Person (including any government or university).

               7.1.5 HYSEQ has disclosed or made available to DELTAGEN, to the extent of HYSEQ's actual knowledge, all information relevant to [***].

               7.1.6 HYSEQ has disclosed or made available to DELTAGEN, to the extent of HYSEQ's actual knowledge, [***].

               7.1.7 HYSEQ has disclosed or made available to DELTAGEN, to the extent of HYSEQ's actual knowledge, all information regarding whether [***] covered by any HYSEQ Patents or which utilizes any HYSEQ Know-How or any Proposed Gene (subject to any disclosures made by HYSEQ in writing pursuant to Section 4.1.3 with respect to any such Proposed Gene), Project Gene, Secreted Protein or Derivative [***].



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               7.1.8 HYSEQ is not aware of any infringement of the HYSEQ Patents, or any misappropriation of the HYSEQ Know-How by any Third Party.

               7.1.9 Except as provided in the information under Section 4.1.3 submitted for a Proposed Gene pursuant to this Agreement, all of the research and development work performed in connection with any of the HYSEQ Know-How or any Submitted Gene, Proposed Genes (subject to any disclosures made by HYSEQ in writing pursuant to Section 4.1.3 with respect to any such Proposed Gene), or Project Genes prior to the Effective Date was [***] and was performed in accordance with applicable law and in compliance with all applicable regulatory requirements, and all such rights have been properly assigned to HYSEQ including any and all rights of any consultants of HYSEQ.

               7.1.10 HYSEQ follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its , consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees to assign to it any and all inventions and discoveries discovered by such employees made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

               7.1.11 HYSEQ has not, up through and including the Effective Date, [***] concerning the activities contemplated by this Agreement which would be [***] with such information [***] during the Term of this Agreement.

        7.2 DELTAGEN REPRESENTATIONS AND WARRANTIES. As of the Effective date and during the Term(unless expressly stated in this Section 7.2), DELTAGEN hereby represents and warrants the following to HYSEQ:

               7.2.1 DELTAGEN is (i) a company duly organized, validly existing, and in good standing under the laws of Delaware with its respective principal place of business as indicated in the first paragraph of this Agreement; (ii) duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on its financial condition or its ability to perform its obligations


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

hereunder; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all governmental authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and by-laws.

               7.2.2 The execution, delivery and performance of this Agreement by DELTAGEN and all documents to be delivered by DELTAGEN hereunder: (i) are within the corporate power of DELTAGEN; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or by-laws of DELTAGEN; (iv) will not violate any law or regulation or any order or decree of any court of governmental instrumentality; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which DELTAGEN is a party or by which DELTAGEN or any of its property is bound; and (vi) do not require any filing or registration with or the consent or approval of, any governmental body, agency, authority or any other Person, which has not been made or obtained previously.

               7.2.3 This Agreement has been duly executed and delivered by DELTAGEN and constitutes a legal, valid and binding obligation of both DELTAGEN, enforceable against both and either of DELTAGEN in accordance with its terms.

               7.2.4 DELTAGEN [***] to protect its proprietary and confidential information, including requiring its consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees to assign to it any and all inventions and discoveries discovered by such employees made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

               7.2.5 DELTAGEN has not, up through and including the Effective Date, [***], concerning the activities contemplated by this Agreement which would be [***] with such information [***] during the Term of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    ARTICLE 8
                                 INDEMNIFICATION

        8.1 INDEMNIFICATION. Each Party agrees to indemnify and hold forever harmless the other Party and its Affiliates and each of their agents, directors, officers, employees, consultants, contractors and (sub)licensees from and against any loss, damage, action, proceeding, cost, expense or liability (including reasonable attorneys' fees) (collectively, "Loss") arising from or in connection with any Third Party claim or action relating to or arising from (a) the breach of any representation, warranty or covenant of the indemnifying Party under this Agreement; or (b) the [***] of the indemnifying Party or any its Affiliates or any of its or its Affiliates' agents, directors, officers, employees, consultants, contractors and/or (sub)licensees.

        8.2 PROCEDURE. The indemnities set forth in this Article 8 are subject to the condition that the Party seeking indemnity shall (a) promptly notify the indemnified Party under Section 8.1 (the "Indemnifying Party") on being notified or otherwise made aware of a suit, action or claim; (b) tender to the Indemnifying Party control of any proceedings regarding such matter [***]; provided that the Indemnifying Party may not settle the suit or otherwise consent to any judgment in such suit without the written consent of the Indemnified Party [***]. The Indemnifying Party has no obligation hereunder in connection with any settlement made without the Indemnifying Party's written consent (provided that such consent was not unreasonably withheld). The non-Indemnifying Party shall cooperate with the Indemnifying Party in the defense of any Third Party claim, as reasonably requested by the Indemnifying Party.

        8.3 LIMITATIONS ON LIABILITY. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
SECTION 8.1 WITH RESPECT TO THIRD PARTY CLAIMS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOSS OF PROFITS OR LOSS OF ANY BUSINESS OPPORTUNITY.

        8.4 DISCLAIMERS.

               8.4.1 EXCEPT FOR THE WARRANTIES SET FORTH IN ARTICLE 7, NEITHER PARTY MAKES ANY WARRANTIES HEREUNDER AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

               8.4.2 WITHOUT LIMITING SECTION 8.4.1, HYSEQ HEREBY ACKNOWLEDGES AND AGREES THAT THE PROJECT KNOCK-OUT MICE AND ANY DERIVATIVES OR PROGENY THEREOF ARE PROVIDED "AS IS," WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. FURTHERMORE, DELTAGEN MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE PROJECT KNOCK-OUT MICE AND ANY DERIVATIVES OR PROGENY THEREOF WILL NOT INFRINGE, MISAPPROPRIATE OR OTHERWISE CONFLICT WITH ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY OTHER PERSON.

                                    ARTICLE 9
              CONFIDENTIALITY, PRESS RELEASES AND OTHER DISCLOSURES

        9.1 NONDISCLOSURE.

               9.1.1 During the Term and for [***] thereafter without regard to the means of termination, neither DELTAGEN nor HYSEQ shall use for any purpose other than the purpose of this Agreement or reveal or disclose to any Third Party information and materials disclosed by, or obtained from, the other Party (whether prior to or during the Term), and which is marked as "Confidential" or for information or materials disclosed or obtained orally or otherwise in a non-written form, which is described or summarized in a writing identified as "Confidential" and forwarded to the other Party within thirty (30) days of such disclosure ("Confidential Information") without first obtaining the written consent of the other Party, except (i) as required by law or court order (subject to prior notification to the other Party and seeking redaction and confidential treatment where available); (ii) as required in connection with any filings made with, or by the disclosure policies of a stock exchange (subject to prior notification to the other Party and seeking redaction and confidential treatment where available); and (iii) as expressly permitted under this Agreement, including as permitted under Section 10.3.5.



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               9.1.2 The obligations of confidentiality set forth in this
Section 9.1 shall not apply to such information which (a) is or becomes a matter of public knowledge, through no fault of the receiving Party; (b) is already rightfully in the possession of the receiving Party without an obligation of confidentiality at the time of disclosure, as reasonably evidenced by the receiving Party; (c) is disclosed non-confidentially to the receiving Party by a Third Party having lawful possession of such information and the right to do so; or (d) is subsequently and independently developed by employees of the receiving Party or Affiliates thereof without reference to or knowledge of the Confidential Information disclosed, as reasonably evidenced by the receiving Party. The Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

               9.1.3 HYSEQ and DELTAGEN each agree to limit the disclosure of any Confidential Information of the other Party received or obtained hereunder to such of its Affiliates and its and its Affiliates' employees, consultants, sublicensees permitted under Article 2 and agents, as are necessary to carry out the provisions of this Agreement and who are likewise bound by written obligations of confidentiality which are comparable to, or more stringent than, the provisions of this Article 9. Each Party agrees to provide the other Party with written notice of any such consultants, sublicensees, or agents.

        9.2 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. Neither Party shall otherwise issue any press releases or other publicity materials, or make any public announcements relating to the terms or conditions of this Agreement or relating to the Development Program or any Confidential Information of the other Party without the prior written consent of the other Party. This restriction shall not apply to disclosures required by law or regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a stock exchange (subject to prior notification to the other Party and seeking redaction and confidential treatment where available).

        9.3 PUBLICATIONS AND PRESENTATIONS. Without limiting Section 9.2, neither Party shall make any publications or presentations relating to any Proposed Genes (unless and until it is a Rejected Proposed Gene), Project Genes, Project Knockout Mice, Project Murine Genes, Secreted Proteins, Derivative Proteins, Secreted Protein Candidates or Products or otherwise



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

relating to the Development Program or any activities thereunder, including any of the results or data arising from the activities conducted under Development Program or containing, disclosing or relating to any Confidential Information of the other Party, without the other Party's prior written consent.

        9.4 TERMINATION. The Parties agree that if this Agreement is terminated, neither Party shall disclose to any Third Party [***] without the express written consent of the other Party, and the Parties shall agree on statements for public disclosure, such agreement not to be unreasonably withheld or delayed. This restriction shall not apply to disclosures required by law or regulation.

                                   ARTICLE 10
                              OWNERSHIP AND RIGHTS

        10.1 PROJECT INTELLECTUAL PROPERTY OWNERSHIP AND RIGHTS.

        10.1.1 All right, title and interest in and to all inventions, discoveries, know-how, derivatives and improvements and other Technical Information (whether or not patentable), conceived, made, created, invented or developed solely by DELTAGEN in connection with the activities conducted under the Development Program or otherwise in connection with this Agreement (including in connection with the selection of the Project Genes pursuant to Section 4.1) shall be solely owned by DELTAGEN ("DELTAGEN Project Intellectual Property"). All right, title and interest in and to all inventions, discoveries, know-how, derivatives and improvements and other Technical Information (whether or not patentable), conceived, made, created, invented or developed solely by HYSEQ in connection with the activities conducted in connection with the Development Program or otherwise in connection with this Agreement (including in connection with the selection of the Project Genes pursuant to Section 4.1) shall be solely owned by HYSEQ ("HYSEQ Project Intellectual Property"). All right, title and interest in and to all inventions, discoveries, know-how, derivatives and improvements and other Technical Information (whether or not patentable), conceived, made, created, invented or developed jointly by DELTAGEN and HYSEQ in connection with the activities conducted in connection with the Development Program or in otherwise connection with this Agreement (including in connection with the selection of the Project Genes pursuant to Section 4.1) shall be jointly owned by


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DELTAGEN and HYSEQ ("Joint Project Intellectual Property"); provided, however, that Joint Project Intellectual Property relating to the DELTAGEN Knock-Out Technology, including any methods or processes relating thereto, shall be owned by, and shall vest solely in, DELTAGEN and shall be deemed "DELTAGEN Project Intellectual Property". Patents covering HYSEQ Project Intellectual Property shall be referred to as "HYSEQ Project Patents" and shall be owned by, and shall vest in, HYSEQ and Patents covering DELTAGEN Project Intellectual Property shall be referred to as "DELTAGEN Project Patents" and shall be owned by and shall vest in, DELTAGEN. Patents covering Joint Project Intellectual Property shall be referred to as "Joint Project Patents" and shall be jointly owned by, and jointly vest in, the Parties. The Parties hereby agree that [***] for a Rejected Project Gene they shall make [***] of Joint Project Intellectual Property, including Joint Project Patents. If the Parties cannot mutually agree on such [***], such Joint Project Intellectual Property and Joint Project Patents shall remain jointly owned by the Parties.

               10.1.2 Each Party shall [***] to advise the other Party and the Steering Committee in writing of any Project Intellectual Property if and as it arises under the Development Program.

               10.1.3 Notwithstanding Section 10.1.1, as between HYSEQ and DELTAGEN, all HYSEQ's Technical Information and other of HYSEQ's rights in and to the Proposed Genes that became Rejected Proposed Genes pursuant to Section
4.3 that were identified, or submitted to, the Steering Committee and/or DELTAGEN pursuant to Section 4.1, shall be solely owned by and remain vested in, HYSEQ.

        10.2 FURTHER ASSURANCES. Each Party shall execute, or cause to be executed, any and all documentation, assignments, declarations, applications and/or other instruments that may be reasonably necessary or desirable to effect each Party's respective ownership rights as set forth in Section 10.1.1, including each Party's respective rights in and to the Joint Project Intellectual Property and the Joint Project Patents, as set forth in Section 10.1.1.

        10.3 PATENT PROSECUTION AND MAINTENANCE

               10.3.1 RESPONSIBLE PARTY AND COOPERATION. Each Party shall be responsible for the preparation, filing, prosecution and maintenance of its respectively solely owned Project



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Patents (each a "Responsible Party"). Unless otherwise agreed pursuant to
Article 6 or Section 10.1.1, DELTAGEN shall be responsible for the preparation, filing, prosecution and maintenance of all Joint Project Patents (in such case, the "Responsible Party"), provided that DELTAGEN shall provide the Steering Committee with access to all drafts of provisional and patent applications for such Joint Project Patents. Upon the designation of a Project Gene as a Secreted Protein Candidate, the Parties will use good faith efforts to include in the joint development agreement: (i) the Responsible Party for prosecution of such Joint Project Patents; (ii) that the Responsible Party shall consult with the other Party with respect to Patent matters for which it is responsible under this Section 10.3; and (iii) that the Parties shall meet (whether in person or by video or telephone conference) on a regular basis to review and discuss, such matters. Without limiting the foregoing, with respect to Deltagen Project Patents and Joint Project Patents, DELTAGEN shall consult with HYSEQ as to where and when to file patent applications which are included in the Patents for which it is responsible under this Section, and concerning the preparation, filing, prosecution, maintenance, and shall solicit HYSEQ's advice and provide HYSEQ with sufficient time prior to DELTAGEN having to respond or take action with respect to any such preparation, filing, prosecution, and maintenance of such matter, and shall take into account HYSEQ's comments related thereto and incorporate or act on such comments if and to the extent reasonable.

               10.3.2 PATENT FILING AND PROSECUTION; AND UPDATES. If either Party identifies any invention covered by the HYSEQ Know-How or the Project Intellectual Property for which it would like to seek patent protection, it shall notify the other Party, and the Parties shall review and discuss the filing of a patent application covering such invention. If, after such discussion, the Responsible Party decides to file a patent application covering any such inventions, it shall prepare a patent application and provide the other Party with a copy of such draft application together with a preliminary determination of inventors and scope of claims. Each Party shall advise the other Party within [***] of receiving any substantive action or development in the prosecution of any patent application it is responsible for prosecuting pursuant to this Section 10.3 (in particular any actions or developments concerning which countries to continue prosecution of, questions of the scope, issuance or rejection of, any interference involving, any such patent application or any opposition to any such patent application or resulting patent).



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               10.3.3 ELECTION NOT TO PROCEED. On a Patent-by-Patent basis, if a Responsible Party, either prior or subsequent to filing any patent applications for Project Patents, elects not to file, prosecute or maintain such patent applications, or maintain any ensuing Project Patents, it shall notify the other Party within [***] prior to allowing such Project Patent to lapse or become abandoned or unenforceable, and the other Party may elect to prepare, file, prosecute, maintain and enforce such Project Patent. Without limiting the foregoing, if a Responsible Party plans to abandon any patent application in any Territory relating to a Project Gene in a Project Patent, the Responsible Party shall promptly notify the other Party, and shall not abandon such patent application for [***] after such notification to allow the other Party, if it chooses, to continue to prosecute such patent application solely at its own cost and expense. The costs of filing, prosecuting, and maintaining any Project Patent assumed by a Party pursuant to this Section 10.3.3 shall be the responsibility of such Party (but only if and to the extent such Party, in its sole discretion, decides to incur such costs), and shall not be considered a Shared Patent Cost under Section 10.3.3(a).

                      (a) SHARED PATENT COSTS. Except for costs and expenses incurred by a Party as set forth above in this Section 10.3.3, unless otherwise mutually agreed by the Parties, all costs of prosecuting and maintaining Joint Project Patents shall be shared [***] by the Parties on a [***] basis ("Shared Patent Costs").

In the event there is a good faith dispute over an amount owed by either Party under this Section 10.3.3(a), the disputed portion of the payment may be delayed, and such payment shall not be considered delinquent pending a resolution of the Parties' dispute other than with respect to the terms and conditions of Section 13.7.

               10.3.4 REPORTS. The Party performing the prosecution of any patent application under this Section 10.3 shall provide the other Party with a report no less frequently than once every six (6) month period (or as otherwise mutually agreed by the Parties) listing all such patents and patent applications, identifying them by country and patent or application number, and briefly describing the status thereof.

               10.3.5 OTHER COOPERATION AND ASSISTANCE. At the request of the Party performing the prosecution of any patent application under this Section 10.3, the other Party



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall cooperate, as reasonably requested, in connection with the prosecution of all such patent applications. Each Party shall make available to the other or its respective authorized attorneys, agents or representatives such of its employees as the other Party in its reasonable judgment deems necessary in order to assist such other Party with the prosecution of such patents. Each Party shall sign or use its best efforts to have signed and delivered at no charge to the other Party all legal documents reasonably necessary in connection with such prosecution and maintenance. Without in any way limiting anything contained in this Section 10.3, (a) HYSEQ shall act in good faith to advise, and to consult with, DELTAGEN in connection with the preparation and prosecution of the Patent applications included in the HYSEQ Patents as they arise under this Agreement and to mutually seek with DELTAGEN opportunities to prepare and file HYSEQ Patents, with the Parties goal being in each instance to try, where appropriate, to obtain the broadest Patent protection that is reasonably available; and (b) DELTAGEN shall act in good faith to advise, and to consult with, HYSEQ in connection with the preparation and prosecution of the Patent applications included in the DELTAGEN Project Patents and Joint Project Patents as they arise under this Agreement and to mutually seek with HYSEQ opportunities to prepare and file DELTAGEN Project Patents and Joint Project Patents, with the Parties' goal being in each instance to try, where appropriate, to obtain the broadest Patent protection that is reasonably available. Without limiting the foregoing, HYSEQ may use any Project data and results generated from any Project Knock-out Mouse, including data from the First Pass Phenotypic Analysis, to support prosecution of HYSEQ Patents as reasonably necessary for such prosecution, and such use of data and results will not be considered a violation of the confidentiality provisions of Article 9 provided that such data and results have already been incorporated into a patent application by DELTAGEN.

               10.3.6 HYSEQ AND DELTAGEN PROJECT PATENTS. For the avoidance of doubt, as between DELTAGEN and HYSEQ, HYSEQ shall control all preparation, filing, prosecution and maintenance of any and all HYSEQ Project Patents and/or any Patents covering any HYSEQ Project Intellectual Property or HYSEQ Know-How, and DELTAGEN shall control all preparation, filing, prosecution and maintenance of any and all DELTAGEN Project Patents and/or any Patents covering any DELTAGEN Project Intellectual Property or any other Technical Information owned or controlled by DELTAGEN.



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   ARTICLE 11
                              TERM AND TERMINATION

        11.1 TERM. The term of this Agreement (the "Term") shall commence as of the Effective Date and, unless sooner terminated by mutual agreement or pursuant to any other provision of this Agreement, shall terminate upon the later to occur of: (a) the expiry of the last Valid Claim relating to a Project Gene or a Secreted Protein Candidate within the HYSEQ Patents or Project Patents, or (b) five (5) years from the Effective Date. Upon expiration of this Agreement, the Parties shall have the licenses expressly provided for in Sections 2.1.3 and
2.3.1 of this Agreement.

        11.2 TERMINATION EVENTS.

               11.2.1 HYSEQ FUNDING DEFAULT. If HYSEQ commits a material breach of any term or condition of this Agreement solely as a result of its failure to pay DELTAGEN amounts owed to DELTAGEN pursuant to Section 5.1, and HYSEQ fails to cure such breach within ninety (90) days after receiving written notice of the breach from DELTAGEN, DELTAGEN may immediately terminate this Agreement in its entirety upon written notice to HYSEQ at the end of such ninety (90) day period for the HYSEQ's uncured breach; provided, however, that in the event that the amount or the obligation to pay such amount is the subject of a good faith dispute between the Parties, such dispute shall be deemed as and treated as a Dispute (as such term is defined in Section 13.5.1) for the purposes of this Agreement and addressed by means of the dispute resolution provisions of Section
13.5 and until such time as the board of arbitrators, pursuant to Section 13.5, renders a final decision with respect to such Dispute the Parties shall continue to perform their obligations hereunder, except to the extent mutually agreed to by the Parties or as directed by the arbitrators pursuant to Section 13.5.

               11.2.2 OTHER DEFAULTS. Except as set forth in Section 11.2.1, if either Party commits a material breach of any term or condition of this Agreement, the non-breaching Party may give the other Party written notice of the breach, and if the breach is not cured within ninety (90) days after receiving written notice of the breach, the non-breaching Party shall (i) have the right to terminate this Agreement upon written notice to the breaching Party; and (ii) to submit the subject matter of the alleged breach to the dispute resolution process pursuant to Section 13.5



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

within thirty (30) days of the end of such ninety (90) day period by giving the other Party written notice requesting arbitration within such thirty (30) day period. Unless this Agreement is terminated by the non-breaching Party pursuant to this Section 11.2.2, the Parties shall continue to perform their obligations hereunder during the pendency of such arbitration, except to the extent mutually agreed otherwise by the Parties or except as directed by the arbitrators. The arbitrators decision shall be binding upon the Parties except that in no event shall the arbitrators have the power or authority to terminate this Agreement, either in whole or in part.

                                   ARTICLE 12
             EFFECT OF EXPIRATION AND TERMINATION; AND SURVIVABILITY

        12.1 EFFECT OF TERMINATION DUE TO HYSEQ FUNDING BREACH. In the event that this Agreement is terminated by DELTAGEN pursuant to Section 11.2.1: (a) HYSEQ shall terminate all activities, if any, undertaken by HYSEQ or its Affiliates or any of their employees, consultants, agents or contractors pursuant to or in connection with this Agreement in an orderly manner, as soon as practical and in accordance with a schedule mutually agreed to by DELTAGEN and HYSEQ; and (b) to the extent not already provided to DELTAGEN, HYSEQ shall deliver to DELTAGEN all copies of all information and data generated (in paper and, if available, electronic form) in connection with the activities conducted by HYSEQ or its Affiliates or any of their respective employees, consultants, agents or contractors under the Development Program. In addition to the foregoing, HYSEQ hereby grants to DELTAGEN, a non-exclusive license, including the right to grant sublicenses (which sublicenses may include the right to grant further sublicenses), which license shall immediately and automatically be effective upon termination of this Agreement by DELTAGEN pursuant to Section 11.2.1, under the HYSEQ Patents, HYSEQ Know-How, HYSEQ Project Patents, Joint Project Patents, HYSEQ Project Intellectual Property and Joint Project Intellectual Property, (i) to analyze and use the Project Genes and any derivatives thereof, (ii) to use, make, create, generate, produce, breed, test, and conduct research and development activities in connection with Project Knock-Out Mice and progeny and other derivatives thereof with respect to the Project Genes, (iii) to use, make, generate, produce, create, isolate, purify, identify and conduct research and development activities in connection with any Proposed Genes and/or Project Genes (and/or any



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

mutation, fragment allelic variant, analog, homolog or ortholog of any Proposed Genes and/or Project Genes and/or any expression products (including any Secreted Proteins, Derivative Proteins and/or Products) and/or derivatives thereof, and (iv) to develop, make, use and sell Secreted Protein Candidates and Products.

        12.2 RETURN OF CONFIDENTIAL MATERIALS AND INFORMATION. Upon expiration of this Agreement, upon the other Party's written request, each Party shall either, as directed by the other Party, return to the other Party or certify in writing to the other Party that it has destroyed all documents and other tangible items provided by the other Party that contain or relate to Confidential Information of the other Party (other than information that is considered joint Confidential Information of both Parties), including abstracts and summaries thereof; except if and to the extent, that the Parties have otherwise expressly agreed in writing, including as the Parties may have agreed pursuant to Article 6 with respect to the development and/or commercialization of any Secreted Protein Candidate or any Products, either themselves, or through or with any Affiliates or Third Parties.

        12.3 SURVIVABILITY. Expiration or termination of this Agreement shall not affect each Party's obligations to pay any amount accruing to the other Party under the provisions of this Agreement while it was in effect. Further, the expiration or termination of this Agreement shall not affect any rights and obligations of the Parties under this Agreement which survive such termination. Without limiting the generality of the foregoing, the following provisions of this Agreement shall survive expiration or termination hereof: Articles 1, 2 (only as expressly provided therein with respect to license grants that have not terminated by their terms), 7, 8, 9, 10, 12 and 13 and Section 5.5.3.3.

                                   ARTICLE 13
                                  MISCELLANEOUS

        13.1 FORCE MAJEURE. If either Party is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement (other than a payment obligation), by reason of force majeure, including, but not limited to fire, flood, earthquake, explosion, storm, strike, lockout or other labor trouble, riot, war, rebellion, accident, acts of God and/or any other cause or externally induced casualty beyond its reasonable control, whether similar to the



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

foregoing matters or not, then, upon written notice by the Party liable to perform to the other Party, the requirements of this Agreement or such of its provisions as may be affected, and to the extent so affected, shall be suspended during the period of such disability.

        13.2 NO ASSIGNMENT. Neither Party shall, without the prior written consent (not to be unreasonably withheld) of the other Party having been obtained, assign or transfer this Agreement, or any right or obligation under this Agreement, to any Person; provided, however, that each Party may assign or transfer this Agreement to any successor by merger of such Party, or upon a sale of all or substantially all of such Party's assets without the prior written consent of the other Party hereto. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and permitted assigns.

        13.3 NOTICES. Any notices required or permitted to be given hereunder shall be in writing in the English language and shall be delivered in person or by Federal Express (or other courier service requiring signature upon receipt) or sent by air mail, postage prepaid, or facsimile (confirmed by a telephone conversation with the recipient) to the addresses set forth below. The Parties may change the address at which notice is to be given by giving notice to the other Party as herein provided. All notices shall be deemed effective upon receipt by the Party to whom it is addressed.

               If to HYSEQ:

               Hyseq Inc.
               670 Almanor Avenue
               Sunnyvale, California  94085-3513
               Attention:  President & CEO
               cc: General Counsel, at the same address
               Fax:    (408) 524-8145
               Phone:  (408) 524-8100



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               If to DELTAGEN:

               Deltagen Inc.
               740 Bay Road
               Redwood City, CA 94063-2469

               Attention:  President
               cc: General Counsel, at the same address
               Fax:    (650) 569-5280
               Phone:  (650) 569-5100

        13.4 GOVERNING LAW. This Agreement and its execution, validity and interpretation shall be interpreted in accordance with and governed in all respects in accordance with the laws of the State of California, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of law. Subject to Section 13.5, the Parties hereby consent to the exclusive personal jurisdiction and venue of the Superior Court of the County of Santa Clara in the State of California or, as applicable, the United States District Court for the Northern District of California, for all matters arising under or in connection with this Agreement.

        13.5 DISPUTE RESOLUTION.

               13.5.1 The Parties shall initially attempt in good faith to resolve any significant controversy, claim, or dispute arising out of or relating to this Agreement or any significant breach thereof (hereinafter collectively referred to as a "Dispute") through face-to-face negotiations between senior executives of HYSEQ and DELTAGEN. If the Dispute is not resolved within thirty (30) days (or such other period of time mutually agreed upon by the Parties) of commencing such face-to-face negotiations, or if the Party against which a claim has been asserted refuses to attend such negotiations or does not otherwise participate in such negotiations within thirty (30) days (or such other period of time mutually agreed upon by the Parties) from the date of notice of a Dispute, then the Parties agree to submit the Dispute to arbitration as provided herein. Unless otherwise mutually agreed by the Parties, only if the Dispute is not resolved through face-to-face negotiations as set forth in this
Section 13.5.1, may a Party resort to arbitration.

               13.5.2 Except as provided in Section 13.5.1 and Sections 3.3.4 and 6.3, all Disputes relating in any way to this Agreement shall be resolved exclusively through arbitration



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

conducted under the auspices of the American Arbitration Association (the "AAA") pursuant to its Commercial Dispute Resolution Procedures; provided, however, that any disputes between the Parties concerning the infringement or validity of any intellectual property right subject to this Agreement shall be heard by a court of competent jurisdiction. The arbitration shall be conducted in the English language before three (3) arbitrators, one selected by each Party and the third to be selected by the other two. For any Dispute arising out of a non-concurrence of the Steering Committee such arbitrators shall have the appropriate technical and scientific background. Unless otherwise mutually agreed by the Parties, any arbitration brought hereunder shall be brought only and exclusively in the State of California. The arbitrators shall hear evidence by each Party and resolve each of the issues identified by the Parties. The arbitrators shall render a formal, binding non-appealable resolution and award on each issue as expeditiously as possible, but not more than fifteen (15) business days after the hearing. In any arbitration, the prevailing Party shall be entitled to reimbursement of its reasonable attorneys' fees and the Parties shall use all reasonable efforts to keep arbitration costs to a minimum.

               13.5.3 Notwithstanding anything contained herein, in no event shall arbitrators have the power or authority to terminate this Agreement in whole or in part.

               13.5.4 Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect either Party's intellectual property.

        13.6 LICENSE SURVIVAL DURING BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Paragraph 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Paragraph 101(35A) of the U.S. Bankruptcy Code. The Parties agree that each Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by the other Party of its preexisting obligations under this Agreement. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party, including under the U.S. Bankruptcy Code, the other Party shall be entitled to a complete duplicate of (or complete access



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to, as appropriate) any such intellectual property, and all embodiments of such intellectual property, shall be promptly delivered to the other Party upon any such commencement of a bankruptcy proceeding upon written request therefor by the other Party.

        13.7 INTEREST. The Parties shall pay interest on any amounts overdue under this Agreement at a rate of the lesser of the maximum allowed by applicable law or [***] above the U.S. dollar prime or equivalent rate quoted by Citibank N.A. or another mutually acceptable bank, as in effect during the period from the date due until payment, including from the date any amounts disputed in good faith by the Parties were originally due and payable hereunder. This Section 13.7 shall apply to any amounts either Party may dispute under this Agreement for any reason, even disputes initiated in good faith; provided, however, that such amounts shall not be due and payable if a final decision by a court of competent jurisdiction or AAA under Section 13.5 is rendered in favor of the Party withholding the payment and such final decision declares such disputed amounts not due under this Agreement.

        13.8 INTERPRETATION. The parties hereby acknowledge and agree that they each required that this Agreement and all documents and notices in connection herewith be drawn up in English. This Agreement shall be deemed to comprise the language mutually chosen by the Parties, has been prepared jointly and no rule of strict construction shall be applied against either Party. In this Agreement, the singular shall include the plural and vice versa and the word "including" shall be deemed to be followed by the phrase "without limitation".

        13.9 SEVERABILITY. In the event that any provision of this Agreement shall be held to be unenforceable, invalid or in contravention of applicable law, such provision shall be of no effect, and the Parties shall negotiate in good faith to replace such provision with a provision which effects to the extent possible the original intent of such provision.

        13.10 COMPLETE AGREEMENT. This Agreement, including all Exhibits hereto, supersedes all prior understandings, agreements, representations and warranties between the Parties, oral or written with respect to the present subject matter, and comprises the complete agreement between the Parties with respect to the present subject matter.

        13.11 MODIFICATIONS. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Parties may amend this Agreement by written instruments specifically referring to this Agreement and executed by a duly authorized officer of each of the Parties.

        13.12 NO AGENCY. Neither Party shall by virtue of this Agreement have any power to make on behalf of the other Party any statements, representations or commitments of any kind or to bind the other to any obligation nor shall this Agreement create any relationship of agency, partnership or joint venture or any fiduciary relationship between the Parties.

        13.13 NO WAIVER. No term or condition of this Agreement shall be considered waived unless reduced to writing and duly executed by a duly authorized officer of the waiving Party. Any waiver by any Party of a breach of any term or condition of this Agreement will not be considered as a waiver of any subsequent breach of this Agreement, of that term or condition or any other term or condition hereof.

        13.14 COUNTERPARTS. The Agreement may be executed simultaneously in one or more counterparts, each one of which need not contain the signature of more than one Party but such counterparts taken together shall constitute one and the same agreement.


                                    * * * * *



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


HYSEQ, INC.                            DELTAGEN INC.


By: /s/ Ted W. Love, M.D.              By: /s/ John Burke
    ------------------------------         -------------------------------------

Name: Ted W. Love, M.D.                Name: John Burke
      ----------------------------           -----------------------------------

Title: President & CEO                 Title: V.P. Intellectual Property
       ---------------------------            ----------------------------------

Date:  10/09/01                        Date:  10/09/01
       ---------------------------            ----------------------------------



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                                      [***]

                                      [***]

                                      [***]
[***]


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                            [***]

[***]


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                            [***]


[***]


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                            [***]

        [***]



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                            [***]



[***]



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                            [***]

        [***]



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                             SECTION 6. 3 MEDIATION

                                      [***]



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                                    WORK PLAN



1. Within [***] of the first Steering Committee meeting, HYSEQ will provide to Deltagen [***]. Within [***] of the Effective Date, HYSEQ will provide to Deltagen [***], in accordance with the terms and conditions of this Agreement, [***] sufficient to allow the Steering Committee to [***].

2. Deltagen will evaluate such [***] for conflict purposes and either reject or accept each such Submitted Gene as a Proposed Gene within [***] of its submission. Hyseq will provide supporting information and disclosures as in paragraph 4.1.3 of the Agreement within [***] of Deltagen's acceptance of a [***]. To maximize efficiency, each Party will endeavour to provide information to the other party in [***].

3. The Steering Committee will vote on whether to designate a [***]. The time periods for submissions of information and voting will be set so as to allow [***] within [***] after the Effective Date.

4. Deltagen will create a [***] to create and generate a [***] within which the [***] of the [***] has been [***].

5. The time periods for paragraph 4 will be set so that the targeting strategy for generation of [***] for the first [***] has been created and completed within [***] after these [***] have been designated. The targeting strategy for generation of [***] for the remaining [***] will be created and completed [***] after these [***] have been designated.

6. Deltagen will use the [***] to generate [***] and conduct a [***] as described in Exhibit A. The Steering Committee will be kept informed of the status of each project [***].



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D

                                   DISCLOSURES

                                      [***]



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      D-1